Item 77O – 10f-3 Transactions

RULE 10f-3 REPORT

Name of Fund(s) or other accounts involved:

ALPS/Westport Resources Hedged High Income Fund

1.

Name of Security:  HCA Inc. 4.25% Senior Secured Notes due 2019

2.

Name of Manager: Amundi Smith Breeden LLC

3.

Name of Manager's Affiliated Broker-Dealer(s) from which the Securities  Were Acquired:   The securities  were acquired from Merrill  Lynch, Pierce, Fenner  & Smith, Inc. An affiliated broker-dealer, Credit Agricole CIB, was a member of the underwriting syndicate.

4.

Date of Transaction: Trade Date 10/7/2014, Settle Date 10/17/2014

5.

Names of the Underwriting Syndicate's Members: BofA Merrill Lynch

Barclays Citigroup Credit Suisse

Deutsche Bank Securities Goldman, Sachs & Co. J.P. Morgan

Morgan Stanley

RBS Capital Markets

SunTrust Robinson Humphrey

UBS Investment Bank Wells Fargo Securities Credit Agricole CIB Fifth Third Securities Mizuho Securities SMBC Nikko

6.

Terms  of  the  Transaction:  HCA  I nc.  4.25%  Senior  Secured  Notes  due  2019,

$600,000,000 issued

7.

Type of Securi ty (check one):

_x_  part of an issue registered under the Securities Act of 1933 that is publicly offered

_ part of  an  issue  of  government  securities  (as  defined  in section  2(a)(16)  of  the

Investment Company Act of 1940)

_ eligible municipal securities (as defined in Rule 1Of-3)

_ securities sold in an eligible foreign offering(as defined in Rule 1Of-3)

_ securities sold in an eligible Rule 144A offering (as defined in Rule 1Of-3)

8.

Timing and Price:  (1) The securities specified above were purchased prior to the end of the first day on which any sales are made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent  offering  of the securities  (except, in  the case  of an  eligible  foreign offering,  for  any  rights  to purchase  that  are required  by  law  to be  granted  to existing security holders of the issuer). (2) lf the securities specified  above were offered for subscription  upon exercise of rights, the securities were purchased  on or before the fourth day preceding the day on which the rights offering terminates.

9.

Continuous Operations:   If the securities specified above are part of an issue registered   under   the   Securities   Act  of   1933  that   is  publicly   offered,   are government securities, or are purchased pursuant to an eligible foreign offering or an eligible Rule 144A offering, the issuer of the securities has been in continuous operation   for   not   less   than   three   years,   including   the   operations   of   any predecessors.

10.

Firm Commitment Underwriting:   The securities  specified  above  were  offered pursuant  to an underwriting  or similar agreement  under  which  the underwriters were  committed  to  purchase  all  of  the  securities  being  offered,  except  those purchased  by others pursuant  to a rights offering, if the underwriters  purchased any of the securities.

11.

Reasonable Commission:    With  respect  to  the  securities specified  above,  the commission,   spread   or   profit   received   or  to  be  received   by   the  principal underwriters is reasonable and fair compared to the commission, spread or profit received by other such persons in connection with the underwriting of similar securities being sold during a comparable period of time.

12.

Percentage Limit:  With respect to the  securities specified above, the amount of securities of any class of such issue purchased by the Manager, or by two or more investment companies registered under the 1940 Act, having such Manager as investment adviser, does not exceed:  (i) if  purchased in an offering other than an eligible Rule 144A offering, 25% of the principal amount of the offering of such class;  or (ii) if  purchased  in  an eligible  Rule 144A  offering,  25%  of  the total amount of:   (A) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(l ), plus (B) The principal amount of the offering of such class in any concurrent public offering.

13.

Prohibition of  Certain  Affiliate Transactions: Purchase  was  made  subject  to provision  that  no  part  of  the  part  of  the  purchase  will  be  credited  to  Credit Agricole CIB as a syndicate members, or to Credit Agricole Securities (USA) Inc. as agents.

14.

The undersigned  hereby  certifies  that  all of  the  above  facts  are  accurate  and complete.

HCA Inc. 4.25% Senior Secured Notes due 2019

Item 77O – 10f-3 Transactions

RULE 10f-3 REPORT

Name of Fund(s) or other accounts involved:

ALPS/Westport Resources Hedged High Income Fund

1.

Name of Security:

Dynegy Inc. 7.625% Senior Notes Due 2024 of Dynegy

Finance I/II, Inc.

2.

Name of Manager: Amundi Smith Breeden LLC

3.

Name of Manager’s Affiliated Broker-Dealer(s) from which the Securities Were Acquired:  The securities were acquired from Morgan Stanley & Co., LLC. An affiliated broker-dealer, Credit Agricole Securities (USA) Inc., was a member of the underwriting syndicate.

4.

Date of Transaction: Trade Date 10/10/2014, Settle Date 10/27/2014

5.

Names of the Underwriting Syndicate’s Members: Morgan Stanely & Co. LLC

Credit Suisse Securities (USA) LLC RBS Capital Markets, LLC

Barclays Capital Inc. UBS Securities LLC

BNP Paribas Securities Corp. Deutsche Bank Securities Inc.

Merrill Lynch, Pierce, Fenner & Smith Incorporated

J.P. Morgan Securities LLC SunTrust Robinson Humphrey, Inc. Credit Agricole Securities (USA) Inc. Mitsubishi UFJ Securities (USA), Inc.

6.

Terms of the Transaction: Dynegy Inc. 7.35% Senior Notes Due 2022 of Dynegy

Finance I/II, Inc., $1,250,000,000 issued

7.

Type of Security (check one):

    X_  part of an issue registered under the Securities Act of 1933 that is publicly offered part  of an issue of government securities (as defined in section 2(a)(16) of the Investment Company Act of 1940)

eligible municipal securities (as defined in Rule 10f-3)

securities sold in an eligible foreign offering(as defined in Rule 10f-3)

securities sold in an eligible Rule 144A offering (as defined in Rule 10f-3)

8.

Timing and Price:  (1) The securities specified above were purchased prior to the

Dynegy Inc. 7.625% Senior Notes Due 2024 of Dynegy Finance I/II, Inc.

2

end of the first day on which any sales are made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an eligible foreign offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer). (2) If the securities specified above were offered for subscription upon exercise of rights, the securities were purchased on or before the fourth day preceding the day on which the rights offering terminates.

9.

Continuous Operations:   If the securities specified above are part of an issue registered  under  the  Securities  Act  of  1933  that  is  publicly  offered,  are government securities, or are purchased pursuant to an eligible foreign offering or an eligible Rule 144A offering, the issuer of the securities has been in continuous operation for not less than three years, including the operations of any predecessors.

10.

Firm Commitment Underwriting:   The securities specified above were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the securities being offered, except those purchased by others pursuant to a rights offering, if the underwriters purchased any of the securities.

11.

Reasonable Commission:   With  respect  to  the securities  specified  above,  the commission, spread or profit received or to be received by the principal underwriters is reasonable and fair compared to the commission, spread or profit received by other such persons in connection with the underwriting of similar securities being sold during a comparable period of time.

12.

Percentage Limit:  With respect to the  securities specified above, the amount of securities of any class of such issue purchased by the Manager, or by two or more investment companies registered under the 1940 Act, having such Manager as investment adviser, does not exceed:  (i) if  purchased in an offering other than an eligible Rule 144A offering, 25% of the principal amount of the offering of such class; or (ii) if purchased in an eligible Rule 144A offering, 25% of the total amount of:   (A) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus (B) The principal amount of the offering of such class in any concurrent public offering.

13.

Prohibition  of  Certain  Affiliate  Transactions:  Purchase  was  made  subject  to provision  that  no  part of the part  of the purchase will  be credited  to  Credit Agricole CIB as a syndicate member, or to Credit Agricole Securities (USA) Inc. as agents.

14.

The undersigned hereby certifies that all of the above facts are accurate and complete.

Dynegy Inc. 7.625% Senior Notes Due 2024 of Dynegy Finance I/II, Inc.

3

Item 77O – 10f-3 Transactions

RULE l0f-3 REPORT

Name of Fund(s) or other accounts involved: ALPS/Westport Resources Hedged High Income Fund

l.

Name of  Security:

Dynegy  Inc.  7.35% Senior Notes Due  2022  of  Dynegy

Finance 1/II, Inc.

2.

Name of Ma nager: Amundi Smith Breeden LLC

3.

Name of Manager's Affiliated Broker-Dealer(s) from which the Securities  Were Acquired:    The securities  were acquired  from Morgan  Stanley  & Co.,  LLC. An affiliated broker-dealer, Credit Agricole Securities (USA) Inc.,  was a member of the underwriting syndicate.

4.

Date of Transaction: Trade Date 10/10/2014, Settle Date 10/27/2014

5.

Names of the Underwriting Syndicates Members: Morgan Stanely & Co. LLC

Credit Suisse Securities (USA) LLC RBS Capital Markets, LLC

Barclays Capital Inc.

UBS Securities  LLC

BNP Paribas Securities Corp. Deutsche Bank Securities  Inc.

Merrill Lynch, Pierce, Fenner  & Smith Incorporated

J.P. Morgan Securities LLC SunTrust Robinson Humphrey, Inc. Credit Agricole Securities (USA) Inc. Mitsubishi UFJ Securities (USA), Inc.

6.

Terms of the Transaction: Dynegy  Inc. 7.35% Senior  Notes Due 2022 of Dynegy

Finance 1/11, Inc., $1 ,250,000,000 issued

7.

Type of Security (check one):

_x_  part of an issue regi stered under the Securities Act of 1933 that is publicly offered

_ part  of  an  issue  of  government  securities  (as  defined  in  section  2(a)(l6) of  the

Investment Company Act of 1940)

_ eligible municipal securities (as defined  in Rule I Of-3)

_ securities sold in an eligible foreign offering(as defined in Rule 1 Of-3)

_ securities sold in an eligible Rule 144A offering (as defined in Rule lOf-3)

8.

Timing and Price:  (1) The securities specified  above were purchased  prior to the end of the first day on which any sales are made,  at a price that is not more than the  price paid  by each  other  purchaser  of securities in  that offering  or in  any

Dynegy Inc. 7.35% Senior Notes Due 2022 of Dynegy Finance I/II, Inc.

1

Item 77O – 10f-3 Transactions

concurrent  offering  of the securities  (except,  in the case  of an eligible  foreign offering,  for any  rights to  purchase  that  are  required  by  law  to be  granted  to existing security holders of the issuer). (2) lf the securities specified  above were offered for subscription  upon exercise of rights, the securities  were purchased on or before the fourth day preceding the day on which the rights offering terminates.

9.

Continuous Operations:   If  the securities  specified  above  are  part  of  an  issue registered   under   the   Securities   Act  of   1933  that   is  publicly   offered,   are government securities, or are purchased pursuant to an eligible foreign offering or an eligible Rule 144A offering, the issuer of the securities  has been in continuous operation   for   not   less  than   three  years,   including   the   operations   of   any predecessors.

I 0.       Firm Commitment Underwriting:   The  securities  specified  above  were  offered pursuant  to an  underwriting or similar  agreement  under which  the underwriters were  committed  to  purchase  all  of  the  securities   being  offered,  except  those purchased  by others pursuant  to a rights offering,  if the underwriters  purchased any of the securities.

11.

Reasonable Commission:    With  respect  to  the  securities specified  above,  the commission,   spread   or  profit   received   or  to  be  received   by  the  principal underwriters is reasonable and fair compared  to the commission, spread or profit received by other such persons in connection with the underwriting of similar securities being sold during a comparable period of time.

12.

Percentage Limit:  With respect to the  securities specified above, the amount of securities of any class of such issue purchased by the Manager, or by two or more investment companies registered under the 1940 Act, having such Manager as investment adviser, does not exceed:  (i) if  purchased in an offering other than an eligible Rule 144A offering, 25% of the principal amount of the offering of such class;  or  (ii)  if  purchased  in an eligible  Rule  144A  offering,  25%  of the total amount  of:    (A)  The  principal  amount  of  the offering  of  such  class  sold  by underwriters or members of the selling syndicate to qualified institutional  buyers, as defined in Rule 144A(a)(l), plus (B) The principal amount of the offering of such class in any concurrent public offering.

13.

Prohibition of  Certain  Affiliate  Transactions:  Purchase  was  made  subject  to provision  that  no  part  of  the  part  of  the  purchase  will  be  credited  to  Credit Agricole CIB as a syndicate members, or to Credit Agricole Securities (USA) Inc. as agents.

14.

The  undersigned  hereby  certifies  that  all  of  the above  facts  are  accurate  and complete.

Dynegy Inc. 7.35% Senior Notes Due 2022 of Dynegy Finance I/II, Inc.

2

Item 77O – 10f-3 Transactions

RULE 10f-3 REPORT

Name of Fund(s) or other accounts involved:

ALPS/Westport Resources Hedged High Income Fund

1.

Name of Security and Terms:  Walgreens Boots Alliance, Inc. 3.800% Notes due

2024, $2,00,000,000 issued

2.

Name of Manager: Amundi Smith Breeden LLC

3.        Name of Manager's Affiliated Broker-Dealer(s) from which the Securities Were Acquired:  The securities were acquired from Merrill Lynch, Pierce, Fenner & Smith, Inc. An affiliated broker-dealer, Societe Generale, was a member of the underwriting syndicate.

4.

Date of Transaction: Trade Date: 11/6/2014, Settle Date: 11/18/2014

5.

Type of Security (check one):

x_  part of an issue registered under the Securities Act of 1933 that is publicly offered

_ part of an issue of government securities (as defined in section 2(a)(16) of the

Investment Company Act of 1940)

_ eligible municipal securities (as defined in Rule 1Of-3)

_ securities sold in an eligible foreign offering(as defined in Rule 1Of-3)

_ securities sold in an eligible Rule 144A offering (as defined in Rule lOf-3)

6.

Prohibition of Certain Affiliate Transactions:  Purchase was made subject  to provision that no part of the part of the purchase will be credited to Societe Generale as a syndicate member, or to SO Americas Securities, LLC as agent.

7.

Timing and Price:  (1) The securities specified above were purchased prior to the end of the first day on which any sales are made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an eligible foreign offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer). (2) If the securities specified above were offered for subscription upon exercise of rights, the securities were purchased on or before the fourth day preceding the day on which the rights offering terminates.

8.

Continuous Operations:   If the securities specified above are part of an issue registered  under  the  Securities  Act  of  1933  that  is  publicly  offered,  are government securities, or are purchased pursuant to an eligible foreign offering or an eligible Rule 144A offering, the issuer of the securities has been in continuous operation for not less than three years, including the operations of any predecessors.

Walgreens Boots Alliance, Inc. 3.800% Notes due 2024

1

Item 77O – 10f-3 Transactions

9.

Firm Commitment  Underwriting:   The  securities  specified  above  were offered pursuant  to an underwriting  or similar agreement  under  which the  underwriters were  committed   to  purchase  all  of  the  securities  being  offered,  except  those purchased  by others  pursuant  to a rights  offering, if the  underwriters  purchased any of the securities.

10.

Reasonable Commission:    With  respect  to  the securities  specified  above,  the commission,   spread   or   profit  received   or   to  be   received   by  the   principal underwriters is reasonable and fair compared  to the commission,  spread or profit received by other such persons in connection  with the underwriting of similar securities being sold during a comparable period of time.

11.

Percentage Limit:  With respect to the  securities specified above, the amount of securities of any class of such issue purchased by the Manager, or by two or more investment  companies  registered  under the  1940 Act, having  such  Manager  as investment adviser, does not exceed:  (i) if  purchased in an offering other than an eligible Rule 144A offering, 25% of the principal amount of the offering of such class; or  (ii)  if  purchased  in an  eligible  Rule 144A  offering,  25%  of  the  total amount  of:    (A)  The  principal  amount  of  the  offering  of  such  class  sold  by underwriters or members of the selling syndicate to qualified  institutional  buyers, as defined in Rule 144A(a)(1),  plus (B) The principal  amount of the offering of such class in any concurrent public offering.

12.

The  undersigned  hereby  certifies  that  all  of  the  above  facts  are  accurate  and complete.

2

Walgreens Boots Alliance, Inc. 3.800% Notes due 2024

Item 77O – 10f-3 Transactions

RULE 10f-3 REPORT

Name of Fund(s) or other accounts involved:

ALPS/Westport Resources Hedged High Income Fund

1.

Name of Security and Terms:   Sealed Air Corporation  4.875%  Notes due 2022.

$425,000,000 issued

2.

Name of Manager: Amundi Smith Breeden LLC

3.

Name of Manager's Affiliated Broker-Dealer(s) from which the Securities Were Acquired:   The securities were acquired from J.P. Morgan Securities LLC. An affiliated broker-dealer, Credit Agricole Securities  (USA)  Inc., was a member of the underwriting syndicate.

4.

Date of Transaction: Trade Date: 11/07/2014, Settle Date: 11 /24/2014

5.

Type of Security (check one):

_ part of an issue registered under the Securities Act of 1933 that is publicly offered

_ part  of  an  issue  of  government  securities  (as  defined  in section  2(a)(16)  of  the

Investment Company Act of 1940)

_ eligible municipal securities (as defined in Rule  l0f-3)

_ securities sold in an eligible foreign offering(as defined in Rule l0f-3)

_x_ securities sold in an eligible Rule 144A offering (as defined in Rule 1Of-3)

6.

Prohibition   of  Certain  Affiliate  Transactions:   Purchase  was  made  subject  to provision  that  no  part  of  the  part  of  the  purchase  will  be credited  to Credit Agricole CIB as a syndicate  member, or to Credit Agricole Securities (USA) Inc. as agent.

7.

Timing and Price:   (1) The securities specified above were purchased prior to the end of the first day on which any sales are made, at a price that is not more than the price  paid  by each  other  purchaser  of  securities  in  that  offering  or  in any concurrent  offering  of  the securities  (except,  in the  case of  an eligible  foreign offering,  for any  rights  to  purchase  that  are  required  by  law  to  be granted  to existing security holders of the issuer). (2) If the securities specified above were offered for subscription upon exercise of rights, the securities were purchased on or before the fourth day preceding the day on which the rights offering terminates.

8.

Continuous  Operations: If the securities  specified  above  are  part  of  an  issue registered   under   the   Securities   Act   of   1933  that   is  publicly   offered,   are government securities, or are purchased pursuant to an eligible foreign offering or an eligible Rule 144A offering, the issuer of the securities  has been in continuous operation   for   not   less   than   three   years,   including   the   operations   of   any predecessors.

Sealed Air Corporation 4.875% Notes due 2022

Item 77O – 10f-3 Transactions

9.

Firm Commitment  Underwriting:    The  securities  specified  above  were offered pursuant  to an underwriting  or similar agreement  under which  the underwriters were  committed   to  purchase  all  of  the securities  being  offered,  except  those purchased  by others pursuant  to a rights offering, if the underwriters  purchased any of the securities.

10.

Reasonable  Commission:     With  respect  to  the securities  specified  above,  the commission,  spread   or   profit   received   or   to  be  received   by  the  principal underwriters is reasonable and fair compared  to the commission,  spread or profit received by other such persons in connection  with the underwriting of similar securities being sold during a comparable period of time.

11.

Percentage Limit:   With respect to the  securities specified  above,  the amount of securities of any class of such issue purchased by the Manager, or by two or more investment companies registered under the 1940 Act. having such Manager as investment adviser, does not exceed:  (i) if  purchased in an offering other than an eligible Rule 144A offering, 25% of the principal an1ount of the offering of such class;  or (ii)  if  purchased  in an eligible  Rule  144A  offering,  25%  of  the total amount  of:    (A)  The  principal  amount of  the  offering  of  such  class  sold  by underwriters or members of the selling syndicate  to qualified institutional  buyers, as defined  in Rule 144A(a)(l ), plus (B) The principal  amount of the offering  of such class in any concurrent public offering.

12.

The  undersigned  hereby  certifies  that  all  of  the  above  facts  are  accurate  and complete.

2

Sealed Air Corporation 4.875% Notes due 2022

Item 77O – 10f-3 Transactions

RULE l0f-3 REPORT

Name of Fund(s) or other accounts involved:

ALPS/Westport Resources Hedged High Income Fund

1.

Name of Security  and Terms:   Sealed  Air Corporation  5.125%  Notes due 2024,

$425,000,000  issued

2.

Name of Manager: Amundi Smith Breeden LLC

3.

Name of Manager's Affiliated Broker-Dealer(s)  from  which the Securities  Were Acquired:  The securities were acquired from J.P. Morgan Securities LLC. An affiliated broker-dealer, Credit Agricole Securities (USA)  Inc., was a member of the underwriting syndicate.

4.

Date of Transaction: Trade Date: 11 /07/2014, Settle Date: ll/24/2014

5.

Type of Security (check one):

_ part of an issue registered under the Securities Act of 1933 that is publicly offered

_ part  of  an  issue  of  government  securities  (as  defined  in section  2(a)(16)  of  the

Investment Company Act of 1940)

_ eligible municipal securities (as defined in Rule lOf-3)

_ securities sold in an eligible foreign offering(as  defined in Rule 1 Of-3)

x_  securities sold in an eligible Rule 144A offering (as defined in Rule 1 Of-3)

6.

Prohibition  of  Certain  Affiliate Transactions: Purchase  was  made  subject  to provision  that  no  part  of  the part  of  the  purchase  will  be  credited  to  Credit Agricole CIB as a syndicate member, or to Credit Agricole Securities (USA) Inc. as agent.

7.

Timing and Price:  (1) The securities specified above were purchased prior to the end of the first day on which any sales are made, at a price that is not more than the price  paid  by each  other  purchaser  of securities  in that  offering  or  in any concurrent  offering  of the securities  (except,  in the  case of  an eligible  foreign offering,  for any  rights  to purchase  that  are  required  by  law  to be granted  to existing security holders of the issuer). (2) If the securities specified above were offered for subscription upon exercise of rights, the securities were purchased on or before the fourth day preceding the day on which the rights offering terminates.

8.

Continuous Operations:   If the securities specified above are part  of  an  issue registered.  under   the   Securities   Act  of   1933  that   is  publicly   offered,   are government securities, or are purchased pursuant to an eligible foreign offering or an eligible Rule 144A offering, the issuer of the securities has been in continuous operation   for   not   less   than   three   years,  including   the   operations   of   any predecessors.

9.

Firm Commitment Underwriting:   The securities specified above were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the securities being offered, except those purchased by others pursuant to a rights offering, if the underwriters purchased any of the securities.

10.

Reasonable Commission:    With  respect to the securities specified above, the commission, spread or profit received or to be received by the principal underwriters is reasonable and fair compared to the commission, spread or profit received by other such persons in connection with the underwriting of similar securities being sold during a comparable period of time.

11.

Percentage Limit:  With respect to the  securities specified above, the amount of securities of any class of such issue purchased by the Manager, or by two or more investment companies registered under the 1940 Act, having such Manager as investment adviser, does not exceed: (i) if  purchased in an offering other than an eligible Rule 144A offering, 25% of the principal amount of the offering of such class; or (ii) if purchased in an eligible Rule 144A offering, 25% of the total amount of:   (A) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(l),  plus (B) The principal amount of the offering of such class in any concurrent public offering.

12.

The undersigned hereby certifies that all of the above facts are accurate and complete.

Sealed Air Corporation 5.125% Notes due 2024

2

Item 77O – 10f-3 Transactions

RULE 1Of-3 REPORT

Name of Fund(s) or other accounts involved:

ALPS/Westport Resources Hedged High Income Fund

1.

Name of Security and Terms:  Ally Financial Inc. 3.750% Senior Notes due 2019,

$800,000,000 issued

2.

Name of Manager: Amundi Smith Breeden LLC

3.

Name of Manager's Affiliated Broker-Dealer(s)  from which the Securities  Were Acquired:  The securities were acquired from Citigroup Global Markets Inc. An affiliated broker-dealer,  Credit  Agricole CTB, was a member  of the underwriting syndicate.

4.

Date of Transaction: Trade Date: 11/12/2014, Settle Date: 11117/2014

5.

Type of Security (check one):

....A_   part of an issue registered under the Securities Act of 1933 that is publicly offered

_ part of  an  issue  of  government  securities  (as  defined  in  section  2(a)(16)  of  the

Investment Company Act of 1940)

_ eligible municipal securities (as defi ned in Rule  I Of-3)

_ securities sold in an eligible foreign offering(as defined in Rule lOf-3)

_ securities sold in an eligible Rule 144A offering (as defined in Rule lOf-3)

6.

Prohibition  of  Certain  Affiliate Transactions:  Purchase  was  made  subject   to provision  that  no  part  of  the  part  of  the  purchase  will  be credited  to  Credit Agricole CIB as a syndicate  member, or to Credit Agricole Securities (USA) Inc. as agent.

7.

Timing and Price:  (1) The securities specified above were purchased  prior to the end of the first day on which any sales are made, at a price that is not more than the  price  paid  by each  other  purchaser  of  securities  in  that  offering  or in any concurrent  offering  of  the securities  (except,  in the  case of  an eligible  foreign offering, for  any  rights  to  purchase  that  are  required  by  law  to  be  granted  to existing  security  holders of the issuer). (2) If the securities specified above were offered for subscription upon exercise  of rights, the securities were purchased on or before the fourth day preceding the day on which the rights offering terminates.

8.

Continuous Operations:   If the securities specified above are part of  an  issue registered   under   the   Securities   Act   of   1933  that   is  publicly   offered,   are government securities, or are purchased pursuant to an eligible foreign offering or an eligible Rule 1 44A offering, the issuer of the securities  has been in continuous operation   for   not   less   than   three   years,   including   the   operations   of   any predecessors.

Ally Financial Inc. 3.750% Senior Notes due 2019

Item 77O – 10f-3 Transactions

9.

Firm Commitment Underwriting:   The  securities specified above  were offered pursuant  to an  underwriting or  similar  agreement   under  which  the  underwriters were  committed  to  purchase   all  of  the  securities  being  offered, except  those purchased  by  others  pursuant  to a rights  offering, if the  underwriters purchased any of the securities.

10.     Reasonable Commission:    With  respect   to  the  securities specified   above,  the commission,  spread  or   profit   received   or   to   be  received    by   the   principal underwriters is reasonable and  fair compared to the commission, spread  or profit received   by  other  such  persons  in  connection  with  the  underwriting of  similar securities being sold during  a comparable period of time.

11.

Percentage Limit:  With respect  to the   securities specified above,  the amount  of securities of any class of such  issue  purchased  by the Manager, or by two or more investment companies registered   under  the  1940  Act,  having  such  Manager as investment adviser, does not exceed: (i) if  purchased in an offering other  than an eligible  Rule 144A offering, 25% of the principal  amount  of the offering of such class;  or  (ii) if  purchased in an  eligible Rule  144A  offering,  25%  of  the  total amount   of:    (A)  The  principal   amount   of  the  offering of  such  class  sold   by underwriters or members of the selling syndicate to qualified  institutional buyers, as defined  in Rule 144A(a)(l),  plus (B) The  principal  amount  of the offering  of such class in any concurrent public offering.

12.     The undersigned hereby   certifies that all of  the  above  facts  are  accurate  and complete.

Ally Financial Inc. 3.750% Senior  Notes due 2019

2

Item 77O – 10f-3 Transactions

RULE lOf-3 REPORT

Name of Fund(s) or other accounts involved:

ALPS/Westport Resources Hedged High Income Fund

1.

Name of Security and Terms:  MGM Resorts International 6.000% Senior Notes due 2023) $100,000)000 issued

2.

Name of Manager: Amundi Smith Breeden LLC

3.        Name of Manager's Affiliated Broker-Dealer(s) from which the Securities Were Acquired:  The securities were acquired from Merrill Lynch, Pierce, Fenner & Smith, Inc. An affiliated broker-dealer, Credit Agricole CIB, was a member of the underwriting syndicate.

4.

Date of Transaction: Trade Date: 11/18/2014, Settle Date: 11/25/2014

5.

Type of Security (check one):

part of an issue registered under the Securities Act of 1933 that is publicly offered

_ part of an issue of government securities (as defined in section 2(a)(16) of  the

Investment Company Act of 1940)

_ eligible municipal securities (as defined in Rule l0f-3)

_ securities sold in an eligible foreign offering(as defined in Rule 10f-3)

_ securities sold in an eligible Rule 144A offering (as defined in Rule l0f-3)

6.

Prohibition of Certain Affiliate Transactions: Purchase was  made subject  to provision that  no part of  the part of  the purchase will  be credited to Credit Agricole CIB as a syndicate member, or to Credit Agricole Securities (USA) Inc. as agent.

7.

Timing and Price:  (1) The securities specified above were purchased prior to the end of the first day on which any sales are made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an eligible foreign offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer). (2) If the securities specified above were offered for subscription upon exercise of rights, the securities were purchased on or before the fourth day preceding the day on which the rights offering terminates.

8.

Continuous Operations:   If the securities specified above are part of an issue registered  under  the  Securities  Act  of  1933  that  is  publicly  offered,  are government securities, or are purchased pursuant to an eligible foreign offering or an eligible Rule 144A offering, the issuer of the securities has been in continuous operation for not less than three years, including the operations of any predecessors.

MGM Resorts International6.000% Senior Notes due 2023

1

Item 77O – 10f-3 Transactions

9.

Firm Commitment  Underwriting:   The  securities  specified  above  were  offered pursuant  to an underwriting  or similar agreement  under  which the underwriters were  committed  to  purchase  all  of  the  securities   being  offered,  except  those purchased  by others pursuant  to a rights offering,  if the underwriters  purchased any of the securities.

10.

Reasonable Commission:     With  respect  to  the  securities  specified  above,  the commission.   spread   or   profit   received   or  to  be  received   by  the  principal underwriters is reasonable  and fair compared  to the commission, spread  or profit received  by other such persons in connection  with the underwriting of similar securities being sold during a comparable period of time.

11.      Percentage  Limit:  With respect to the  securities specified  above, the amount of securities of any class of such issue purchased by the Manager, or by two or more investment companies registered under the 1940 Act, having such Manager as investment adviser, does not exceed:  (i) if  purchased in an offering other than an eligible Rule 144A offering, 25% of the principal amount of the offering of such class; or  (ii)  i f purchased  in an  eligible  Rule  144A  offering,  25%  of the  total amount  of:    (A)  The  principal  amount  of  the  offering  of  such  class  sold  by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)( l), plus (B) The  principal amount  of the offering  of such class in any concurrent public offering.

12.

The  undersigned  hereby  certifies  that  all of  the  above  facts  are  accurate  and complete.

2

MGM Resorts International 6.000% Senior Notes due 2023

Item 77O – 10f-3 Transactions

RULE  10f-3 REPORT

Name of Fund(s) or other accounts involved:

ALPS/Westport Resources Hedged High Income  Fund

General Motors Financial Company, Inc. 4.00% Senior Notes due 2025, $1,000,000,000 issued

Item 77O – 10f-3 Transactions

RULE 10f-3 REPORT

Name of Fund(s) or other accounts involved:

See list of accounts above.

I.

Name of Security and Terms:  General Motors Financial Company,  Inc. 4.00% Senior Notes due 2025, $1,000,000,000 issued

2.

Name of Manager: Amundi Smith Breeden LLC

3.

Name of Manager's Affiliated Broker-Dealer(s) from which the Securities were Acquired:  The securities  were acquired from Citigroup Global Markets Inc.. An affiliated broker-dealer, Credit Agricole CIB, was a member of the underwriting syndicate.

4.

Date of Transaction: Trade Date 01 /07/2015, Settle Date 01/12/2015

5.

Type of Security (check one):

_ x_  part of an issue registered  under the Securities  Act of 1933 that is publicly offered part of an issue of government securities (as defined in section 2(a)(16)  of the Investment

Company Act of 1940)

 eligible municipal securities (as defined in Rule 1Of-3)

securities sold in an eligible foreign offering(as defined in Rule lOf-3)

securities sold in an eligible Rule l44A  offering (as defined in Rule lOf-3)

6.

Prohibition of Certain Affiliate Transactions: Purchase was made subject to provision that no part of the part of the purchase will be credited to Credit Agricole CIB as a syndicate member, or to Credit Agricole Securities (USA) Inc. as agent.

7.

Timing and Price:   (1) The securities specified above were purchased prior to the end of the first day on which any sales are made, at a price that is not more than the price paid by each other purchaser of securities  in that offering or in any concurrent offering of the securities (except, in the case of an eligible foreign offering, for any rights to purchase that are required by law to be granted to existing security  holders of the issuer). (2) If the securities specified  above were offered for subscription  upon exercise of rights, the securities were purchased on or before the fourth day preceding the day on which the rights offering terminates.

8.

Continuous Operations:  If the securities specified above are part of an issue registered under the Securities Act of 1933 that is publicly offered, are government securities, or are purchased pursuant to an eligible foreign offering or an eligible Rule 1 44A offering, the issuer of the securities has been in continuous operation  for not less than three years, including the operations of any predecessors.

9.

Firm Commitment  Underwriting: The securities specified above were offered  pursuant to an underwriting or similar agreement under which the underwriters were committed to

General Mot ors Financial Company, Inc. 4.00% Senior Notes due 2025, $1,000,000,000 issued

2

Item 77O – 10f-3 Transactions

purchase all of the securities being offered. except those purchased by others pursuant to a rights offering. if the underwriters purchased any of the securities.

1 0.            Reasonable Commission:   With respect to the securities specified above, the commission, spread or profit received or to be received by the principal underwriters is reasonable and fair compared to the commission. spread or profit received by other such persons in connection with the underwriting of similar securities being sold during a comparable period of time.

11.

Percentage Limit:  With respect to the securities specified above. the amount of securities of any class of such issue purchased by the Manager, or by two or more investment companies registered under the 1940 Act, having such Manager as investment adviser, does not exceed: (i) if purchased  in an offering other than an eligible Rule 144A offering, 25% of the principal amount of the offering of such class; or (i i) if purchased in an eligible Rule

144A offering, 25% of the total amount of: (A) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)( l ), plus (B) The principal amount of the offering of such class in any concurrent public offering.

12.

The undersigned hereby certifies that all of the above facts are accurate and complete.

General Motors Financial Company, Inc. 4.00% Senior Notes due 2025, $1,000,000,000 issued

3

Item 77O – 10f-3 Transactions

RULE l0f-3 REPORT

Name of Fund(s) or other accounts involved:

ALPS/Westport Resources Hedged High Income Fund

Aircastle Limited 5.50% Senior Notes due 2022, $500,000,000 issued

Item 77O – 10f-3 Transactions

RULE l0f-3 REPORT

Name of Fund(s) or other accounts involved:

See list of accounts above.

1.

Name of Security and Terms: Aircastle Limited 5.50% Senior Notes due 2022,

$500,000,000 issued

2.

Name of Manager: Amundi Smith Breeden LLC

3.

Name of Manager's Affiliated Broker-Dealer(s) from which the Securities were Acquired: The securities were acquired from J.P. Morgan Securities LLC. An affiliated broker-dealer, Credit Agricole CIB, was a member of the underwriting syndicate.

4.

Date of Transaction:  Trade Date 01/12/2015, Settle Date 01/15/2015

5.

Type of Security (check one):

_x_ part of an issue registered under the Securities Act of 1933 that is publicly offered part of an issue of government  securities (as defined in section 2(a)(16) of the Investment

Company Act of 1940)

 eligible municipal securities (as defined in Rule 10f-3)

securities sold in an eligible foreign offering(as  defined in Rule 10f-3)

 securities sold in an eligible Rule 144A offering (as defined in Rule 10f-3)

6.

Prohibition  of Certain Affiliate Transactions: Purchase was made subject to provision that no part of the part of the purchase will be credited to Credit Agricole CIB as a syndicate member, or to Credit Agricole Securities  (USA) Inc. as agent.

7.

Timing and Price:  (1) The securities specified above were purchased prior to the end of the first day on which any sales are made, at a price that is not more than the price paid by each other purchaser of securities  in that offering or in any concurrent offering of the securities (except, in the case of an eligible foreign offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer). (2) If the securities specified  above were offered for subscription  upon exercise of rights, the securities  were purchased on or before the fourth day preceding the day on which the rights offering terminates.

8.

Continuous Operations:  If the securities specified above are part of an issue registered under the Securities Act of 1933 that is publicly offered, are government securities,  or are purchased pursuant to an eligible foreign offering or an eligible Rule 144A offering, the issuer of the securities has been in continuous  operation for not less than three years, including the operations of any predecessors.

9.

Firm Commitment Underwriting:  The securities specified above were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to

Aircastle Limited 5.50% Senior Notes due 2022, $500,000,000 issued

2

Item 77O – 10f-3 Transactions

purchase all of the securities  being offered, except those purchased by others pursuant to a rights offering, if the underwriters purchased any of the securities.

10.

Reasonable Commission :  With respect to the securities specified  above, the commission, spread or profit received or to be received by the principal underwriters is reasonable and fair compared  to the commission,  spread or profit received by other such persons in connection with the underwriting of similar securities  being sold during a comparable  period of time.

11.

Percentage Limit:  With respect to the securities  specified above, the amount of securities of any class of such issue purchased  by the Manager, or by two or more investment companies  registered under the 1940 Act, having such Manager as investment adviser, does not exceed:  (i) if  purchased in an offering other than an eligible Rule 144A offering, 25% of the principal amount of the offering of such class; or (ii) if purchased  in an eligible Rule

144A offering, 25% of the total amount of:  (A) The principal amount of the offering of such class sold by underwriters  or members of the selling syndicate to qualified  institutional buyers, as defined in Rule 144A(a)(l), plus (B) The principal amount of the offering of such class in any concurrent  public offering.

12.

The undersigned hereby certifies that all of the above facts are accurate and complete.

Aircastle Limited 5.50% Senior Notes due 2022, $500,000,000 issued

3

Item 77O – 10f-3 Transactions

RULE l0f-3 REPORT

Name of Fund(s) or other accounts involved:

ALPS/Westport Resources Hedged High Income Fund

H.J. Heinz Company 4.875% Second lien Senior Secured Notes due 2025, $2,000,000,000 issued

Item 77O – 10f-3 Transactions

RULE l0f-3 REPORT

Name of Fund(s) or other accounts involved:

See list of accounts above.

I.

Name of Security and Terms: H.J. Heinz Company 4.875% Second Lien Senior Secured

Notes due 2025, $2,000,000,000 issued

2.

Name of Manager: Amundi Smith Breeden LLC

3.

Name of Manager's Affiliated Broker-Dealer(s) from which the Securities  were Acquired: The securities  were acquired from Wells Fargo Securities,  LLC. An affiliated  broker-dealer, Credit Agricole Securities  (USA) Inc., was a member of the underwriting  syndicate.

4.

Date of Transaction: Trade Date 01/26/2015,  Settle Date 01/30/2015

5.

Type of Security (check one):

 part of an issue registered  under the Securities  Act of 1933 that is publicly offered part of an issue of government  securities (as defined in section 2(a)(16) of the Investment

Company Act of 1940)

 eligible municipal securities (as defined in Rule I Of-3)

 securities  sold in an eligible foreign offering(as  defined in Rule 1Of-3)

_x_ securities  sold in an eligible Rule 144A offering (as defined in Rule lOf-3)

6.

Prohibition  of Certain  Affiliate Transactions: Purchase was made subject to provision that no part of the part of the purchase will be credited to Credit Agricole CIB as a syndicate member, or to Credit Agricole Securities  (USA) Inc. as agent.

7.

Timing and Price:  (1) The securities specified above were purchased prior to the end of the first day on which any sales are made, at a price that is not more than the price paid by each other purchaser of securities  in that offering or in any concurrent  offering of the securities (except, in the case of an eligible foreign offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer). (2) If the securities specified  above were offered for subscription  upon exercise of rights, the securities  were purchased on or before the fourth day preceding the day on which the rights offering terminates.

8.

Continuous Operations:   If the securities specified  above are part of an issue registered under the Securities  Act of 1933 that is publicly offered, are government securities, or are purchased  pursuant to an eligible foreign offering or an eligible Rule 144A offering, the issuer of the securities  has been in continuous operation  for not less than three years, including the operations  of any predecessors.

9.

Firm Commitment Underwriting:  The securities specified  above were offered pursuant to an underwriting or similar agreement  under which the underwriters  were committed to

H.J. Heinz Company 4.875% Second Lien Senior Secured Notes due 2025, $2,000,000,000 issued

2

Item 77O – 10f-3 Transactions

purchase all of the securities  being offered, except those purchased by others pursuant to a rights offering, if the underwriters  purchased any of the securities.

10.

Reasonable Commission :  With respect to the securities  specified above, the commission, spread or profit received or to be received by the principal underwriters  is reasonable  and fair compared to the commission,  spread or profit received by other such persons in connection with the underwriting of similar securities  being sold during a comparable  period of time.

11.

Percentage Limit:   With respect to the  securities  specified  above, the amount of securities of any class of such issue purchased by the Manager, or by two or more investment companies registered under the 1940 Act, having such Manager as investment adviser, does not exceed:  (i) if  purchased in an offering other than an eligible Rule 144A offering, 25% of the principal amount of the offering of such class; or (ii) if purchased in an eligible Rule

144A offering, 25% of the total amount of:  (A) The principal amount of the offering of such class sold by underwriters  or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(l ), plus (B) The principal amount of the offering of such class in any concurrent  public offering.

12.

The undersigned  hereby certifies that all of the above facts are accurate and complete.

H.J. Heinz Company 4.875% Second Lien Senior Secured Notes due 2025, $2,000,000,000 issued

3

Item 77O – 10f-3 Transactions

RULE l0f-3 REPORT

Name of Fund(s) or other accounts involved:

ALPS/Westport Resources Hedged High Income Fund

1.

Name of Security and Terms: Altice S.A. 7.625% Senior Notes due 2025, $1,480,000,000 issued

2.

Name of Manager: Amundi Smith Breeden LLC

3.

Name of Manager's Affiliated Broker-Dealer(s) from which the Securities were Acquired: The securities  were acquired from J.P. Morgan Securities  LLC. An affiliated broker-dealer, Credit Agricole CIB and Societe Generale, was a member of the underwriting syndicate.

4.

Date of Transaction: Trade Date 01/30/2015, Settle Date 02/04/2015

5.

Type of Security (check one):

 part of an issue registered  under the Securities  Act of 1933 that is publicly offered part of an issue of government  securities (as defined in section 2(a)(l6) of the Investment

Company Act of 1940)

 eligible municipal securities  (as defined in Rule 10f-3)

securities  sold in an eligible foreign offering(as  defined in Rule lOf-3)

_x_ securities  sold in an eligible Rule 144A offering (as defined in Rule 10f-3)

6.

Prohibition  of Certain Affiliate Transactions: Purchase  was made subject to provision that no part of the part of the purchase will be credited  to Credit Agricole CIB and Societe Generale  as a syndicate  member, or to Credit Agricole Securities (USA) Inc. and SG

7.

Timing and Price:  (1) The securities specified  above were purchased  prior to the end of the first day on which any sales are made, at a price that is not more than the price paid by each other purchaser of securities  in that offering or in any concurrent  offering of the securities (except, in the case of an eligible foreign offering, for any rights to purchase that are required by law to be granted to existing security  holders of the issuer). (2) If the securities specified  above were offered for subscription  upon exercise of rights, the securities  were purchased  on or before the fourth day preceding the day on which the rights offering

Altice S.A. 7.625% Senior Notes due 2025, $1,480,000,000 issued

Item 77O – 10f-3 Transactions

8.

Continuous  Operations:  If the securities  specified above are part of an issue registered under the Securities  Act of 1933 that is publicly offered, are government  securities,  or are purchased pursuant to an eligible foreign offering or an eligible Rule 144A offering, the issuer of the securities  has been in continuous  operation  for not less than three years, including the operations  of any predecessors.

9.

Firm Commitment Underwriting:  The securities  specified  above were offered pursuant to an underwriting or similar agreement  under which the underwriters  were committed  to purchase all of the securities  being offered, except those purchased by others pursuant to a rights offering, if the underwriters purchased any of the securities.

10.

Reasonable  Commission :  With respect to the securities  specified  above, the commission, spread or profit received or to be received by the principal underwriters is reasonable and fair compared  to the commission, spread or profit received by other such persons in connection  with the underwriting of similar securities  being sold during a comparable  period

11.

Percentage  Limit:   With respect to the  securities  specified  above, the amount of securities of any class of such issue purchased by the Manager, or by two or more investment companies  registered under the 1940 Act, having such Manager as investment adviser, does not exceed:  (i) if  purchased in an offering other than an eligible Rule 144A offering, 25% of the principal amount of the offering of such class; or (ii) if purchased in an eligible Rule

144A offering, 25% of the total amount of:  (A) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus (B) The principal amount of the offering of such class in any concurrent  public offering.

12.

The undersigned  hereby certifies that all of the above facts are accurate and complete.

Altice S.A. 7.625% Senior Notes due 2025, $1,480,000,000 issued

2

Item 77O – 10f-3 Transactions

RULE l0f-3 REPORT

Name of Fund(s) or other accounts involved:

ALPS/Westport Resources Hedged, High Income Fund

Dean Foods Company 6.50% Senior Notes due 2023, $700,000,000 issued

1

Item 77O – 10f-3 Transactions

RULE l0f-3 REPORT

Name of Fund(s) or other accounts involved:

See list of accounts above.

1.

Name of Security and Terms: Dean Foods Company 6.50% Senior Notes due 2023,

$700,000,000 issued

2.

Name of Manager: Amundi Smith Breeden LLC

3.

Name of Manager's Affiliated Broker-Dealer(s) from which the Securities were Acquired: The securities were acquired from Morgan Stanley & Co., LLC. Ari affiliated broker-dealer, Credit Agricole Securities (USA) Inc., was a member of the underwriting  syndicate.

4.

Date of Transaction: Trade Date 02/20/2015, Settle Date 02/25/2015

5.

Type of Security (check one):

 part of an issue registered  under the Securities  Act of 1933 that is publicly offered part of an issue of government securities (as defined in section 2(a)(16) of the Investment

Company Act of 1940)

eligible  municipal securities  (as defined in Rule 10f-3)

securities  sold in an eligible foreign offering(as  defined in Rule 1 Of-3)

_x_ securities  sold in an eligible Rule 144A offering (as defined in Rule 10f-3)

6.

Prohibition of Certain Affiliate Transactions: Purchase was made subject to provision that no part of the part of the purchase will be credited to Credit Agricole CIB as a syndicate member, or to Credit Agricole Securities (USA) Inc. as agent.

7.

Timing and Price:  (1) The securities specified above were purchased prior to the end of the first day on which any sales are made, at a price that is not more than the price paid by each other purchaser of securities  in that offering or in any concurrent offering of the securities (except,  in the case of an eligible foreign offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer). (2) If the securities specified above were offered for subscription  upon exercise of rights, the securities  were purchased  on or before the fourth day preceding the day on which the rights offering terminates.

8.

Continuous Operations:   If the securities specified above are part of an issue registered under the Securities  Act of 1933 that is publicly offered, are government securities,  or are purchased  pursuant to an eligible foreign offering or an eligible Rule 144A offering, the issuer of the securities  has been in continuous  operation for not less than three years, including  the operations  of any predecessors.

9.

Firm Commitment Underwriting:   The securities specified above were offered pursuant to an underwriting or similar agreement  under which the underwriters  were committed to

Dean Foods Company  6.50% Senior Notes due 2023, $700,000,000 issued

2

Item 77O – 10f-3 Transactions

purchase all of the securities  being offered, except those purchased  by others pursuant to a rights offering, if the underwriters  purchased  any of the securities.

10.

Reasonable Commission:   With respect to the securities  specified above, the commission, spread or profit received or to be received  by the principal underwriters is reasonable and fair compared to the commission,  spread or profit received by other such persons in connection with the underwriting of similar securities  being sold during a comparable  period of time.

11.

Percentage Limit:  With respect to the securities specified above, the amount of securities of any class of such issue purchased by the Manager, or by two or more investment companies  registered  under the 1940 Act, having such Manager as investment adviser, does not exceed:  (i) if  purchased in an offering other than an eligible Rule 144A offering, 25% of the principal amount of the offering of such class; or (ii) if purchased in an eligible Rule

144A offering, 25% of the total amount of:  (A) The principal amount of the offering of such class sold by underwriters  or members of the selling syndicate to qualified  institutional buyers, as defined in Rule 144A(a)(1),  plus (B) The principal amount of the offering of such class in any concurrent  public offering.

12.

The undersigned hereby certifies that all of the above facts are accurate and complete.

Dean Foods Company  6.50% Snior Notes due 2023, $700,000,000 issued

3

Item 77O – 10f-3 Transactions

RULE l0f-3 REPORT

Name of Fund(s) or other accounts involved:

ALPS/Westport Resources Hedged High Income Fund

Bombardier Inc. 7.50% Senior Notes due 2025, $1,500,000,000 issued

1

Item 77O – 10f-3 Transactions

RULE l0f-3 REPORT

Name of Fund(s) or other accounts involved:

See list of accounts above.

1.

Name of Security and Terms: Bombardier  Inc. 7.50% Senior Notes due 2025,

$1,500,000,000 issued

2.

Name of Manager:  Amundi Smith Breeden LLC

3.

Name of Manager's Affiliated Broker-Dealer(s) from which the Securities were Acquired: The securities were acquired from J.P. Morgan Securities  LLC. An affiliated broker-dealer, Credit Agricole Securities (USA) Inc. and SG Americas Securities, LLC, was a member of the underwriting syndicate.

4.

Date of Transaction: Trade Date 02/27/2015, Settle Date 03/13/2015

5.

Type of Security (check one):

 part of an issue registered  under the Securities  Act of 1933 that is publicly offered part of an issue of government  securities  (as defined in section 2(a)(16) of the Investment

Company Act of 1940)

eligible municipal  securities (as defined in Rule lOf-3)

securities  sold in an eligible foreign offering(as defined in Rule 10f-3)

_x_ securities  sold in an eligible Rule 144A offering (as defined in Rule 10f-3)

6.

Prohibition of Certain Affiliate Transactions: Purchase  was made subject to provision that no part of the part of the purchase will be credited to Credit Agricole CIB and Societe Generate as a syndicate  member, or to Credit Agricole Securities (USA)  Inc. and SG

7.

Timing and Price:  (1) The securities specified above were purchased prior to the end of the first day on which any sales are made, at a price that is not more than the price paid by each other purchaser of securities  in that offering or in any concurrent  offering of the securities (except, in the case of an eligible foreign offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer). (2) If the securities specified above were offered for subscription  upon exercise of rights, the securities  were purchased on or before the fourth day preceding the day on which the rights offering terminates.

8.

Continuous Operations:   If the securities specified above are part of an issue registered under the Securities Act of 1933 that is publicly offered, are government securities, or are purchased pursuant to an eligible foreign offering or an eligible Rule 144A offering, the issuer of the securities  has been in continuous  operation  for not less than three years, including the operations  of any predecessors.

9.

Firm Commitment Underwriting:  The securities specified above were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to

2

Bombardier Inc. 7.50% Senior Notes due 2025, $1,500,000,000 issued

Item 77O – 10f-3 Transactions

purchase all of the securities being offered, except those purchased by others pursuant to a rights offering, if the underwriters purchased any of the securities.

10.

Reasonable Commission :  With respect to the securities specified above, the commission, spread or profit received or to be received by the principal underwriters is reasonable and fair compared to the commission, spread or profit received by other such persons in connection with the underwriting of similar securities being sold during a comparable period of time.

11.

Percentage Limit:  With respect to the securities specified above, the amount of securities of any class of such issue purchased by the Manager, or by two or more investment companies registered under the 1940 Act, having such Manager as investment adviser, does not exceed:  (i) if purchased in an offering other than an eligible Rule 144A offering, 25% of the principal amount of the offering of such class; or (ii) if purchased in an eligible Rule

144A offering, 25% of the total amount of:  (A) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(l),  plus (B) The principal amount of the  offering of such class in any concurrent public offering.

12.

The undersigned hereby certifies that all of the above facts are accurate and complete.

3

Bombardier Inc. 7.50% Senior Notes due 2025, $1,500,000,000 issued

Item 77O – 10f-3 Transactions

RULE l0f-3 REPORT

Name of Fund(s) or other accounts involved:

ALPS/Westport Resources Hedged High Income Fund

Actavis Funding SCS 4.550% Notes due 2035, $2,500,000,000 issued

1

Item 77O – 10f-3 Transactions

RULE l0f-3 REPORT

Name of Fund(s) or other accounts involved: See list of accounts above.

1.

Name of Security and Terms: Actavis Funding SCS 4.550% Notes due 2035,

$2,500,000,000 issued

2.

Name of Manager: Amundi Smith Breeden LLC

3.

Name of Manager's Affiliated Broker-Dealer(s) from which the Securities were Acquired: The securities were acquired from J.P. Morgan Securities LLC. An affiliated broker-dealer, Credit Agricole CIB, was a member of the underwriting syndicate.

4.

Date of Transaction: Trade Date 03/03/2015, Settle Date 03/12/2015

5.

Type of Security (check one):

_x_ part of an issue registered under the Securities Act of 1933 that is publicly offered part of an issue of government  securities (as defined in section 2(a)(16)  of the Investment

Company Act of 1940)

eligible municipal securities (as defined in Rule lOf-3)

securities  sold in an eligible foreign offering(as  defined in Rule 10f-3)

 securities  sold in an eligible Rule 144A offering (as defined in Rule 10f-3)

6.

Prohibition of Certain Affiliate Transactions: Purchase was made subject to provision that no part of the part of the purchase will be credited to Credit Agricole CIB as a syndicate member, or to Credit Agricole Securities (USA) Inc. as agent.

7.

Timing and Price:  (1) The securities specified above were purchased prior to the end of the first day on which any sales are made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an eligible foreign offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer). (2) If the securities specified above were offered for subscription  upon exercise of rights, the securities  were purchased on or before the fourth day preceding the day on which the rights offering terminates.

8.

Continuous Operations:   If the securities specified above are part of an issue registered under the Securities Act of 1933 that is publicly offered, are government securities, or are purchased pursuant to an eligible foreign offering or an eligible Rule 144A offering, the issuer of the securities  has been in continuous  operation  for not less than three years, including the operations  of any predecessors.

9.

Firm Commitment Underwriting:  The securities specified above were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to

Actavis Funding SCS 4.550% Notes due 2035, $2,500,000,000 issued

2

Item 77O – 10f-3 Transactions

purchase all of the securities  being offered, except those purchased  by others pursuant to a rights offering, if the underwriters  purchased any of the securities.

10.

Reasonable  Commission:  With respect to the securities  specified  above, the commission, spread or profit received or to be received by the principal  underwriters is reasonable and fair compared to the commission, spread or profit received by other such persons in connection  with the underwriting of similar securities  being sold during a comparable  period of time.

11.

Percentage  Limit :  With respect to the  securities  specified  above, the amount of securities of any class of such issue purchased by the Manager, or by two or more investment companies  registered under the 1940 Act, having such Manager as investment adviser, does not exceed:  (i) if  purchased  in an offering other than an eligible Rule 144A offering, 25% of the principal amount of the offering of such class; or (ii) if purchased  in an eligible Rule

144A offering, 25% of the total amount of:  (A) The principal amount of the offering of such class sold by underwriters  or members of the selling syndicate to qualified  institutional buyers, as defined in Rule 144A(a)(l), plus (B) The principal amount of the offering of such class in any concurrent  public offering.

12.

The undersigned  hereby certifies that all of the above facts are accurate and complete.

3

Actavis Funding SCS 4.550% Notes due 2035, $2,500,000,000 issued

Item 77O – 10f-3 Transactions

RULE l0f-3 REPORT

Name of Fund(s) or other accounts involved:

ALPS/Westport Resources  Hedged High Income Fund

1

Actavis Funding SCS 4.750% Notes due 2045, $2,500,000,000 issued

Item 77O – 10f-3 Transactions

RULE l0f-3 REPORT

Name of Fund(s) or other accounts involved: See list of accounts above.

I.

Name of Security and Terms: Actavis Funding SCS 4.750% Notes due 2045,

$2,500,000,000 issued

2.

Name of Manager: Amundi Smith Breeden LLC

3.

Name of Manager's Affiliated Broker-Dealer(s) from which the Securities were Acquired: The securities  were acquired from J.P. Morgan Securities LLC. An affiliated broker-dealer, Credit Agricole CIB, was a member of the underwriting syndicate.

4.

Date of Transaction: Trade Date 03/03/2015, Settle Date 03/12/2015

5.

Type of Security (check one):

_x_ part of an issue registered  under the Securities  Act of 1933 that is publicly offered part of an issue of government securities  (as defined in section 2(a)(16)  of the Investment

Company Act of 1940)

_eligible municipal securities (as defined in Rule lOf-3)

 securities sold in an eligible foreign offering(as defined in Rule lOf-3)

securities sold in an eligible Rule 144A offering (as defined in Rule lOf-3)

6.

Prohibition of Certain Affiliate Transactions: Purchase was made subject to provision that no part of the part of the purchase will be credited to Credit Agricole CIB as a syndicate member, or to Credit Agricole Securities  (USA) Inc. as agent.

7.

Timing and Price:  (1) The securities specified above were purchased prior to the end of the first day on which any sales are made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an eligible foreign offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer). (2) If the securities specified above were offered for subscription upon exercise of rights, the securities  were purchased  on or before the fourth day preceding the day on which the rights offering terminates.

8.

Continuous Operations:  If the securities specified above are part of an issue registered under the Securities Act of 1933 that is publicly offered, are government securities, or are purchased  pursuant to an eligible foreign offering or an eligible Rule 144A offering, the issuer of the securities  has been in continuous  operation for not less than three years, including the operations  of any predecessors.

9.

Firm Commitment Underwriting:   The securities specified above were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to

Actavis Funding SCS 4.750% Notes due 2045, $2,500,000,000 issued

2

Item 77O – 10f-3 Transactions

purchase all of the securities  being offered, except those purchased by others pursuant to a rights offering, if the underwriters  purchased  any of the securities.

10.

Reasonable Commission:   With respect to the securities  specified above, the commission, spread or profit received or to be received by the principal underwriters is reasonable and fair compared to the commission, spread or profit received by other such persons in connection  with the underwriting of similar securities  being sold during a comparable  period of time.

11.

Percentage Limit:  With respect to the securities specified above, the amount of securities of any class of such issue purchased by the Manager, or by two or more investment companies  registered  under the 1940 Act, having such Manager as investment adviser, does not exceed:  (i) if  purchased  in an offering other than an eligible Rule 144A offering, 25% of the principal amount of the offering of such class; or (ii) if purchased  in an eligible Rule

144A offering, 25% of the total amount of:  (A) The principal amount of the offering of such class sold by underwriters  or members of the selling syndicate to qualified  institutional buyers, as defined in Rule 144A(a)(l), plus (B) The principal amount of the offering of such class in any concurrent  public offering.

12.

The undersigned  hereby certifies that all of the above facts are accurate and complete.

Actavis Funding SCS 4.750% Notes due 2045, $2,500,000,000 issued

3

Item 77O – 10f-3 Transactions

RULE l0f-3 REPORT

Name of Fund(s) or other accounts involved:

ALPS/Westport Resources Hedged High Income Fund

Pilgrim's Pride Corporation 5.75% Senior Notes due 2025,$500,000,000 issued

1

Item 77O – 10f-3 Transactions

RULE l0f-3 REPORT

Name of Fund(s) or other accounts involved:

See list of accounts above.

1.

Name of Security and Terms: Pilgrim's Pride Corporation 5.75% Senior Notes due 2025,

$500,000,000 issued

2.

Name of Manager:  Amundi Smith Breeden LLC

3.

Name of Manager's Affiliated Broker-Dealer(s) from which the Securities were Acquired:

The securities were acquired from Credit Suisse Securities (USA), LLC. An affiliated broker dealer, SG Americas Securities,  LLC, was a member of the underwriting syndicate.

4.

Date of Transaction: Trade Date 03/04/2015, Settle Date 03/1112015

5.

Type of Security (check one):

 part of an issue registered under the Securities Act of 1933 that is publicly offered part of an issue of government securities (as defined in section 2(a)(16) of the Investment

Company Act of 1940)

 eligible municipal securities  (as defined in Rule 10f-3)

securities sold in an eligible foreign offering(as defined in Rule 10f-3)

_x_ securities sold in an eligible Rule 144A offering (as defined in Rule 10f-3)

6.

Prohibition of Certain Affiliate Transactions: Purchase was made subject to provision that no part of the part of the purchase will be credited to Societe Generale as a syndicate member, or to SG Americas Securities, LLC as agent.

7.

Timing and Price:  (1) The securities specified above were purchased prior to the end of the first day on which any sales are made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an eligible foreign offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer). (2) If the securities specified above were offered for subscription upon exercise of rights, the securities were purchased on or before the fourth day preceding the day on which the rights offering terminates.

8.

Continuous Operations:   If the securities specified above are part of an issue registered under the Securities Act of 1933 that is publicly offered, are government securities, or are purchased pursuant to an eligible foreign offering or an eligible Rule 144A offering, the issuer of the securities  has been in continuous  operation for not less than three years, including the operations of any predecessors.

9.

Firm Commitment Underwriting:  The securities specified above were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to

Pilgrim's Pride Corporation 5.75% Senior Notes due 2025,$500,000,000 issued

2

Item 77O – 10f-3 Transactions

purchase all of the securities being offered, except those purchased by others pursuant to a rights offering, if the underwriters purchased any of the securities.

10.             Reasonable Commission :  With respect to the securities specified above, the commission, spread or profit received or to be received by the principal underwriters is reasonable and fair compared to the commission, spread or profit received by other such persons in connection with the underwriting of similar securities being sold during a comparable period of time.

11.

Percentage Limit:  With respect to the securities specified above, the amount of securities of any class of such issue purchased by the Manager, or by two or more investment companies registered under the 1940 Act, having such Manager as investment adviser, does not exceed:  (i) if purchased in an offering other than an eligible Rule 144A offering, 25% of the principal amount of the offering of such class; or (ii) if purchased in an eligible Rule

144A offering, 25% of the total amount of:  (A) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(l),  plus (B) The principal amount of the offering of such class in any concurrent public offering.

12.

The undersigned hereby certifies that all of the above facts are accurate and complete.

Pilgrim's Pride Corporation 5.75% Senior Notes due 2025,$500,000,000 issued

3

Item 77O – 10f-3 Transactions

RULE l0f-3 REPORT

Name of Fund(s) or other accounts involved:

ALPS/Westport Resources Hedged High Income Fund

Newfield Exploration Company 5.375% Senior Notes due 2026, $700,000,000 issued

Item 77O – 10f-3 Transactions

RULE l0f-3 REPORT

Name of Fund(s) or other accounts involved:

See list of accounts above.

1.

Name of Security and Terms: Newfield Exploration Company 5.375% Senior Notes due

2026, $700,000,000 issued

2.

Name of Manager: Amundi Smith Breeden LLC

3.

Name of Manager's Affiliated Broker-Dealer(s) from which the Securities were Acquired: The securities were acquired from J.P. Morgan Securities LLC. An affiliated broker-dealer, Societe Generale, was a member of the underwriting syndicate.

4.

Date of Transaction:  Trade Date 03/05/2015, Settle Date 03/l 0/2015

5.

Type of Security (check one):

_x_ part of an issue registered under the Securities Act of 1933 that is publicly offered part of an issue of government  securities (as defined in section 2(a)(16) of the Investment

Company Act of 1940)

 eligible municipal securities  (as defined in Rule lOf-3)

securities sold in an eligible foreign offering(as  defined in Rule 1Of-3)

 securities sold in an eligible Rule 144A offering (as defined in Rule IOf-3)

6.

Prohibition of Certain Affiliate Transactions: Purchase was made subject to provision that no part of the part of the purchase will be credited to Societe Generale as a syndicate member, or to SG Americas Securities,  LLC as agent.

7.

Timing and Price:  (1) The securities specified above were purchased prior to the end of the first day on which any sales are made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an eligible foreign offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer). (2) If the securities specified above were offered for subscription  upon exercise of rights, the securities  were purchased on or before the fourth day preceding the day on which the rights offering terminates.

8.

Continuous Operations:  If the securities specified above are part of an issue registered under the Securities Act of 1933 that is publicly offered, are government securities, or are purchased pursuant to an eligible foreign offering or an eligible Rule 144A offering, the issuer of the securities  has been in continuous  operation for not less than three years, including the operations  of any predecessors.

9.

Firm Commitment Underwriting:   The securities specified above were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to

Newfield Exploration Company 5.375% Senior Notes due 2026, $700,000,000 issued

2

Item 77O – 10f-3 Transactions

purchase all of the securities  being offered, except those purchased by others pursuant to a rights offering, if the underwriters  purchased any of the securities.

10.

Reasonable Commission:  With respect to the securities  specified  above, the commission, spread or profit received or to be received by the principal  underwriters is reasonable  and fair compared  to the commission,  spread or profit received by other such persons in connection with the underwriting of similar securities  being sold during a comparable  period of time.

11.

Percentage Limit:  With respect to the securities specified  above, the amount of securities of any class of such issue purchased  by the Manager, or by two or more investment companies  registered  under the 1940 Act, having such Manager as investment adviser, does not exceed:  (i) if  purchased in an offering other than an eligible Rule 144A offering, 25% of the principal amount of the offering of such class; or (ii) if purchased in an eligible Rule

144A offering, 25% of the total amount of:  (A) The principal amount of the offering of such class sold by underwriters  or members of the selling syndicate to qualified  institutional buyers, as defined in Rule 144A(a)(l), plus (B) The principal amount of the offering of such class in any concurrent  public offering.

12.

The undersigned hereby certifies that all of the above facts are accurate and complete.

Newfield Exploration Company 5.375% Senior Notes due 2026, $700,000,000 issued

3

Item 77O – 10f-3 Transactions

RULE l0f-3 REPORT

Name of Fund(s) or other accounts involved:

ALPS/Westport Resources Hedged High Income Fund

HSBC Holdings pic 6.375% Perpetual Subordinated Contingent Convertible Securities, $2,250,000,000 issued

Item 77O – 10f-3 Transactions

RULE l0f-3 REPORT

Name of Fund(s) or other accounts involved:

See list of accounts above.

1.

Name of Security and Terms: HSBC Holdings pic 6.375% Perpetual Subordinated

Contingent Convertible  Securities,  $2,250,000,000 issued

2.

Name of Manager: Amundi Smith Breeden LLC

3.

Name of Manager's Affiliated Broker-Dealer(s) from which the Securities were Acquired: The securities were acquired from HSBC Securities (USA)  Inc.. An affiliated broker-dealer, Societe Generale, was a member of the underwriting syndicate.

4.

Date of Transaction: Trade Date 03/23/2015,  Settle Date 03/30/2015

5.

Type of Security (check one):

_x_ part of an issue registered under the Securities  Act of 1933 that is publicly offered part of an issue of government  securities (as defined in section 2(a)(16)  of the Investment

Company Act of 1940)

eligible municipal securities  (as defined in Rule 1Of-3)

securities  sold in an eligible foreign offering(as defined in Rule 1Of-3)

 securities  sold in an eligible Rule 144A offering (as defined in Rule IOf-3)

6.

Prohibition of Certain Affiliate  Transactions: Purchase was made subject to provision that no part of the part of the purchase will be credited to Societe Generale as a syndicate member, or to SG Americas Securities, LLC as agent.

7.

Timing and Price:  (1) The securities specified above were purchased prior to the end of the first day on which any sales are made, at a price that is not more than the price paid by each other purchaser of securities  in that offering or in any concurrent  offering of the securities (except, in the case of an eligible foreign offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer). (2) If the securities specified above were offered for subscription upon exercise of rights, the securities  were purchased on or before the fourth day preceding the day on which the rights offering terminates.

8.

Continuous Operations:   If the securities specified above are part of an issue registered under the Securities  Act of 1933 that is publicly offered, are government securities,  or are purchased  pursuant to an eligible foreign offering or an eligible Rule 144A offering, the issuer of the securities  has been in continuous  operation for not less than three years, including the operations  of any predecessors.

9.

Firm Commitment Underwriting:   The securities specified above were offered pursuant to an underwriting or similar agreement  under which the underwriters  were committed to

HSBC Holdings  pic 6.375% Perpetual Subordinated Contingent Convertible Securities,$2,250,000,000 issued

2

Item 77O – 10f-3 Transactions

purchase all of the securities  being offered, except those purchased  by others pursuant to a rights offering,  if the underwriters  purchased  any of the securities.

10.              Reasonable Commission :  With respect to the securities  specified above, the commission, spread or profit received or to be received by the principal underwriters is reasonable and fair compared to the commission, spread or profit received by other such persons in connection with the underwriting of similar securities  being sold during a comparable  period of time.

11.

Percentage Limit:  With respect to the securities specified above, the amount of securities of any class of such issue purchased  by the Manager, or by two or more investment companies registered  under the 1940 Act, having such Manager as investment adviser, does not exceed:  (i) if  purchased  in an offering other than an eligible Rule 144A offering, 25% of the principal amount of the offering of such class; or (ii) if purchased  in an eligible Rule

144A offering, 25% of the total amount of:  (A) The principal amount of the offering of such class sold by underwriters  or members of the selling syndicate to qualified  institutional buyers, as defined in Rule 144A(a)(l), plus (B) The principal amount of the offering of such class in any concurrent  public offering.

12.

The undersigned hereby certifies that all of the above facts are accurate and complete.

HSBC Holdings pic 6.375% Perpetual Subordinated Contingent Convertible Securities, $2,250,000,000 issued

3

Item 77O – 10f-3 Transactions

RULE l0f-3 REPORT

Name of Fund(s) or other accounts involved:

ALPS/Westport Resources Hedged High Income Fund

GCI, Inc. 6.875% Senior Notes due 2025, $450,000,000 issued

Item 77O – 10f-3 Transactions

RULE l0f-3 REPORT

Name of Fund(s) or other accounts involved: See list of accounts above.

1.

Name of Security and Terms: GCI, Inc. 6.875% Senior Notes due 2025, $450,000,000 issued

2.

Name of Manager:  Amundi Smith Breeden LLC

3.

Name of Manager's Affiliated Broker-Dealer(s) from which the Securities  were Acquired: The securities  were acquired from SunTrust Robinson Humphrey, Inc.. An affiliated  broker dealer, Credit Agricole Securities (USA) Inc., was a member of the underwriting syndicate.

4.

Date of Transaction: Trade Date 03/27/2015, Settle Date 04/01/2015

5.

Type of Security (check one):

 part of an issue registered  under the Securities  Act of 1933 that is publicly offered part of an issue of government  securities (as defined in section 2(a)(16) of the Investment

Company Act of 1940)

 eligible municipal securities (as defined in Rule lOf-3)

securities sold in an eligible foreign offering(as defined in Rule I Of-3)

_x_ securities  sold in an eligible Rule 144A offering (as defined in Rule 10f-3)

6.

Prohibition of Certain Affiliate Transactions: Purchase was made subject to provision that no part of the part of the purchase will be credited to Credit Agricole CIB as a syndicate member, or to Credit Agricole Securities (USA) Inc. as agent.

7.

Timing and Price:  (1) The securities specified above were purchased prior to the end of the first day on which any sales are made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an eligible foreign offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer). (2) If the securities specified above were offered for subscription upon exercise of rights, the securities were purchased on or before the fourth day preceding the day on which the rights offering terminates.

8.

Continuous Operations:   If the securities specified above are part of an issue registered under the Securities  Act of 1933 that is publicly offered, are government securities,  or are purchased pursuant to an eligible foreign offering or an eligible Rule 144A offering, the issuer of the securities  has been in continuous  operation  for not less than three years, including the operations of any predecessors.

9.

Firm Commitment Underwriting:  The securities specified above were offered pursuant to an underwriting  or similar agreement under which the underwriters  were committed to

GCI, Inc. 6.875% Senior Notes due 2025, $450,000,000 issued

Item 77O – 10f-3 Transactions

purchase all of the securities  being offered, except those purchased  by others pursuant to a rights offering, if the underwriters purchased  any of the securities.

10.

11.

12.

Reasonable Commission :  With respect to the securities  specified above, the commission, spread or profit received or to be received by the principal underwriters is reasonable and fair compared to the commission,  spread or profit received by other such persons in connection with the underwriting of similar securities  being sold during a comparable  period of time.

Percentage Limit:  With respect to the securities  specified above, the amount of securities of any class of such issue purchased by the Manager, or by two or more investment companies  registered  under the 1940 Act, having such Manager as investment adviser, does not exceed:  (i) if  purchased in an offering other than an eligible Rule 144A offering, 25% of the principal amount of the offering of such class; or (ii) if purchased in an eligible Rule

144A offering, 25% of the total amount of:  (A) The principal amount of the offering of such class sold by underwriters  or members of the selling syndicate to qualified  institutional buyers, as defined in Rule 144A(a)(l), plus (B) The principal amount of the offering of such class in any concurrent  public offering.

The undersigned hereby certifies that all of the above facts are accurate and complete.

GCI, Inc. 6.875% Senior Notes due 2025, $450,000,000 issued

Item 77O – 10f-3 Transactions

RULE l0f-3 REPORT

Name of Fund(s) or other accounts involved:

ALPS/Westport Resources Hedged High Income Fund

1

Sunoco LP/Suncoco Finance Corp. 6.375% Senior Notes due 2023, $800,000,000 issued

Item 77O – 10f-3 Transactions

RULE l0f-3 REPORT

Name of Fund(s) or other accounts involved:

See list of accounts above.

I.

Name of Security and Terms: Sunoco LP/Suncoco Finance Corp. 6.375% Senior Notes due

2023, $800,000,000 issued

2.

Name of Manager: Amundi Smith Breeden LLC

3.

Name of Manager's Affiliated Broker-Dealer(s) from which the Securities were Acquired: The securities  were acquired from Merrill Lynch, Pierce, Fenner & Smith, Inc. An affiliated broker-dealer, Credit Agricole Securities  (USA) Inc., was a member of the underwriting syndicate.

4.

Date of Transaction: Trade Date 03/27/2015,  Settle Date 04/01/2015

5.

Type of Security (check one):

 part of an issue registered  under the Securities  Act of 1933 that is publicly offered part of an issue of government  securities (as defined in section 2(a)(l6) of the Investment

Company Act of 1940)

eligible municipal securities (as defined in Rule lOf-3)

securities  sold in an eligible foreign offering(as defined in Rule lOf-3)

_x_ securities  sold in an eligible Rule 144A offering (as defined in Rule lOf-3)

6.

Prohibition  of Certain Affiliate Transactions: Purchase was made subject to provision that no part of the part of the purchase will be credited to Credit Agricole CIB as a syndicate member, or to Credit Agricole Securities (USA) Inc. as agent.

7.

Timing and Price:  (1) The securities  specified above were purchased  prior to the end of the first day on which any sales are made, at a price that is not more than the price paid by each other purchaser of securities  in that offering or in any concurrent  offering of the securities (except, in the case of an eligible foreign offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer). (2) If the securities specified  above were offered for subscription  upon exercise of rights, the securities  were purchased on or before the fourth day preceding the day on which the rights offering terminates.

8.

Continuous Operations:   If the securities  specified above are part of an issue registered under the Securities  Act of 1933 that is publicly offered, are government securities,  or are purchased  pursuant to an eligible foreign offering or an eligible Rule 144A offering, the issuer of the securities  has been in continuous operation for not less than three years, including the operations  of any predecessors.

9.

Firm Commitment Underwriting:   The securities specified  above were offered pursuant to an underwriting or similar agreement  under which the underwriters were committed  to

Sunoco LP/Suncoco Finance Corp. 6.375% Senior Notes due 2023, $800,000,000 issued

2

Item 77O – 10f-3 Transactions

purchase all of the securities  being offered, except those purchased  by others pursuant to a rights offering, if the underwriters  purchased any of the securities.

I 0.              Reasonable Commission :  With respect to the securities  specified  above, the commission, spread or profit received or to be received by the principal underwriters is reasonable and fair compared to the commission,  spread or profit received by other such persons in connection  with the underwriting of similar securities  being sold during a comparable  period of time.

11.

Percentage Limit:  With respect to the  securities  specified above, the amount of securities of any class of such issue purchased by the Manager, or by two or more investment companies registered  under the 1940 Act, having such Manager as investment adviser, does not exceed:  (i) if  purchased  in an offering other than an eligible Rule 144A offering, 25% of the principal amount of the offering of such class; or (ii) if purchased  in an eligible Rule

144A offering, 25% of the total amount of:  (A) The principal amount of the offering of such class sold by underwriters  or members of the selling syndicate to qualified  institutional buyers, as defined in Rule 144A(a)(l), plus (B) The principal amount of the offering of such class in any concurrent  public offering.

12.

The undersigned  hereby certifies that all of the above facts are accurate and complete.

Sunoco LP/Suncoco Finance Corp. 6.375% Senior Notes due 2023, $800,000,000 issued

3